Exhibit 10.1

Execution Copy

AMENDMENT NO. 3

AMENDMENT NO. 3 dated as of March 11, 2011 (this “Amendment No. 3”) to the Term Loan Agreement dated as of October 12, 2007, as amended and restated as of March 12, 2008, as amended by Amendment No. 1, dated as of November 4, 2009 and Amendment No. 2, dated as of December 2, 2010, and as otherwise modified and supplemented as in effect on the date hereof (the “Term Loan Agreement”) among CDW LLC, an Illinois limited liability company (successor by merger to CDW Corporation, successor by merger to VH MergerSub, Inc.) (“CDW” or the “Borrower”), CDW Corporation, a Delaware corporation (formerly known as VH Holdings, Inc.) (“Holdings”), each of the Subsidiary Guarantors, each of the Lenders party hereto (collectively the “Lenders” and, individually, a “Lender”), Morgan Stanley Senior Funding, Inc. (as successor to Lehman Commercial Paper Inc.), as Administrative Agent, and Morgan Stanley & Co. Incorporated (as successor to Lehman Commercial Paper Inc.), as Collateral Agent.

WHEREAS, the Borrower and the Lenders wish to amend the Term Loan Agreement in certain respects as of the Amendment No. 3 Pricing Change Effective Date (as defined below) to, among other things, reduce the Applicable Percentage with respect to the Extended Term Loans;

WHEREAS, under Section 9.08(b) of the Term Loan Agreement, an amendment to the Term Loan Agreement cannot decrease the rate of interest applicable to any Term Loan without the prior written consent of each Lender directly and adversely affected thereby;

WHEREAS, under Section 2.21 of the Term Loan Agreement (a) if any Lender refuses to consent to any amendment to the Term Loan Agreement (such lender, a “Non-Consenting Lender”) requested by the Borrower that requires the consent of all affected Lenders and such amendment is consented to by the Required Lenders, the Borrower may, at its sole cost and expense, upon notice to such Non-Consenting Lender and upon the consent of the Administrative Agent, replace such Non-Consenting Lender by causing such Non-Consenting Lender to assign its respective portion of the Assigned Interests (as defined below) to one or more Persons; provided that the replacement Lender shall agree to the amendment to which the Non-Consenting Lender did not agree and (b) each Lender has granted to the Administrative Agent an irrevocable power of attorney to execute and deliver, on behalf of such Lender as assignor, any assignment agreement that is reasonably approved by the Administrative Agent and necessary to effectuate any assignment of such Lender’s interests under the Term Loan Agreement in respect of the circumstances contemplated by Section 2.21 of the Term Loan Agreement;

WHEREAS, the Borrower and the Lenders wish to amend Section 2.21 of the Term Loan Agreement as of the Amendment No. 3 Effective Date (as defined below) to allow the Borrower to cause a Lender to assign 100% of the principal amount of its outstanding Extended Term Loans or 100% of the principal amount of its outstanding Non-Extended Term Loans without being required to cause such Lender to assign the other class of Term Loans;

WHEREAS, after the Amendment No. 3 Effective Date and immediately prior to the occurrence of the Amendment No. 3 Pricing Change Effective Date (the “Initial Assignment Time”), the Borrower wishes to cause to be assigned the Extended Term Loans of the Extending Term Loan Lenders which do not consent to this Amendment No. 3 (each such Extending Term Loan Lender, a “Non-Consenting Extending Term Loan Lender”) pursuant to this Amendment No. 3 to new lenders which execute this Amendment No. 3 and/or existing Lenders which elect to increase their holdings of Extended Term Loans (collectively, the “Assignees”) and the Assignees wish to purchase and assume such Extended Term Loans and to consent to this Amendment No. 3; provided, that if the aggregate principal amount of Extended Term Loans that the Assignees request to assume pursuant to their signature pages hereto (the principal amount of such requested assumptions, the “Requested Assumption Amounts”)

exceeds the aggregate principal amount of Extended Term Loans held by Non-Consenting Extending Term Loan Lenders (such excess, the “Initial Commitment Excess”), such Extended Term Loans shall be assigned to the Assignees in the respective amounts so notified to the Assignees by J.P. Morgan Securities LLC as a joint arranger and bookrunner (the “Arranger”) pursuant to Section 9, which amounts may be less, but shall not be more, than the Assignees’ respective Requested Assumption Amounts; and

WHEREAS, on the Amendment No. 3 Pricing Change Effective Date, the Extending Term Loan Lenders which (a) consent to this Amendment No. 3 and (b) so request pursuant to their signature pages hereto (such Extending Term Loan Lenders, the “Consenting Lender Assignors”), wish to assign their Extended Term Loans in an aggregate principal amount equal to the Requested Assignment Amounts (as defined below) pursuant to this Amendment No. 3 to the Assignees and the Assignees wish to purchase and assume such Extended Term Loans in an aggregate principal amount equal to the Initial Commitment Excess; provided, that (i) if the aggregate of the Requested Assignment Amounts exceeds the Initial Commitment Excess, the aggregate principal amount of the Extended Term Loans to be assigned by the Consenting Lender Assignors to the Assignees pursuant to Section 5 shall be an amount equal to the Initial Commitment Excess, and the principal amount of Extended Term Loans to be assigned pursuant to Section 5 by each Consenting Lender Assignor shall be the amount so notified to such Consenting Lender Assignor by the Arranger pursuant to Section 9, which amount may be less, but shall not be more, than such Consenting Lender Assignor’s Requested Assignment Amount, and (ii) if the Initial Commitment Excess exceeds the aggregate of the Requested Assignment Amounts, the aggregate principal amount of Extended Term Loans to be assigned by the Consenting Lender Assignors to the Assignees pursuant to Section 5 shall be an amount equal to the aggregate of the Requested Assignment Amounts, and the principal amount of Extended Term Loans to be assigned to each Assignee pursuant to Section 5 shall be the amount so notified to such Assignee by the Arranger pursuant to Section 9, which amount may be less, but shall not be more, than such Assignee’s Requested Assumption Amount;

NOW, THEREFORE, the parties hereto hereby agree as follows:

Section 1. Definitions. Capitalized terms used in this Amendment No. 3 and not otherwise defined are used herein as defined in the Term Loan Agreement (as amended hereby).

Section 2. Amendment of Section 2.21 of the Term Loan Agreement. Effective as of the Amendment No. 3 Effective Date, the Term Loan Agreement shall be amended as follows:

2.01. References in the Term Loan Agreement (including references to the Term Loan Agreement as amended hereby) to “this Agreement” (and indirect references such as “hereunder”, “hereby”, “herein” and “hereof”) shall be deemed to be references to the Term Loan Agreement as amended hereby.

2.02. Section 1.01 of the Term Loan Agreement shall be amended by inserting the following definition in the appropriate alphabetical location:

““Class”, (a) when used in reference to any Term Loans, refers to whether such Term Loans are Extended Term Loans or Non-Extended Term Loans, and (b) when used in reference to any Term Loan Lenders, refers to whether such Term Loan Lenders are Extending Term Loan Lenders or Non-Extending Term Loan Lenders.”

2.03. Section 2.21(a) of the Term Loan Agreement shall be amended and restated in its entirety to read as follows:

“(a) In the event (i) any Term Loan Lender of any Class requests compensation pursuant to Section 2.14, (ii) any Term Loan Lender of any Class delivers a notice described in Section 2.15, (iii) the Borrower is required to pay any additional amount to any Term Loan Lender of any Class or any Governmental Authority on account of any Term Loan Lender of any Class pursuant to Section 2.20, (iv) any Term Loan Lender of any Class shall become a Defaulting Lender or (v) any Term Loan Lender of any Class refuses to consent to any amendment, waiver or other modification of any Loan Document requested by the Borrower that requires the consent of all affected Lenders of such Class in accordance with the terms of Section 9.08 or all the Lenders of such Class and such amendment, waiver or other modification is consented to by the Required Lenders (any such Term Loan Lender of such Class, a “Non-Consenting Lender”), the Borrower may, at its sole cost and expense, upon notice to such Term Loan Lender of such Class and upon the consent of the Administrative Agent, which shall not be unreasonably withheld, either:

(x) replace such Term Loan Lender of such Class by causing such Term Loan Lender to (and such Term Loan Lender shall be obligated to) assign, at par, 100% of the principal amount of its outstanding Term Loans of such Class, plus any accrued and unpaid interest on such Term Loans pursuant to Section 9.04 (with the assignment fee to be waived in such instance) and all of its rights and obligations as a Term Loan Lender of such Class under this Agreement in respect of the Term Loans of such Class to one or more Persons (which Persons shall otherwise be subject to the approval rights set forth in Section 9.04(b)); provided that (I)(A) the replacement Lender shall agree to the consent, waiver or amendment to which the Non-Consenting Lender did not agree, (B) neither the Administrative Agent nor any Lender shall have any obligation to the Borrower to find a replacement Lender or other such Person and (C) in the case of any such assignment resulting from a claim for compensation under Section 2.14 or payments required to be made pursuant to Section 2.20, such assignment will result in a reduction in such compensation or payments and (II) the Borrower shall pay to such Term Loan Lender all Obligations (other than (i) contingent obligations, (ii) principal paid by the assignee and (iii) accrued interest, which shall be paid by Borrower when due and allocated by the Administrative Agent to the assignor and assignee in accordance with their respective periods of ownership of the applicable Term Loans assigned) in respect of the Term Loans of such Class owing to such Term Loan Lender as of the date of such assignment; or

(y) repay all Obligations (other than contingent obligations) in respect of the Term Loans of such Class owing to such Term Loan Lender as of such termination date.

Each Lender hereby grants to the Administrative Agent an irrevocable power of attorney (which power is coupled with an interest) to execute and deliver, on behalf of such Lender as assignor, any Assignment and Acceptance necessary to effectuate any assignment of such Lender’s interests hereunder in respect of the circumstances contemplated by this Section 2.21.”.

Section 3. Assignment of Assigned Interests of the Non-Consenting Extending Term Loan Lenders. Effective as of the Initial Assignment Time:

(a) The Loan Parties and the Required Lenders hereby agree that, notwithstanding Sections 2.21 and 9.04 of the Term Loan Agreement, the assignment of the Assigned Interests (as defined below) of the Non-Consenting Extending Term Loan Lenders shall be consummated pursuant to this Amendment No. 3 (and no assignment fee shall be payable in connection therewith).

(b) The Administrative Agent, as attorney-in-fact for the Non-Consenting Extending Term Loan Lenders in respect of the circumstances contemplated by and as provided in Section 2.21 of the Term Loan Agreement (as amended hereby), hereby irrevocably sells and assigns to the Assignees and the Assignees hereby irrevocably purchase and assume, at par, at and as of the Initial Assignment Time, (i) 100% of the principal amount of the Non-Consenting Extending Term Loan Lenders’ outstanding Extended Term Loans, (ii) the Non-Consenting Extending Term Loan Lenders’ rights and obligations in their capacities as Extending Term Loan Lenders under the Term Loan Agreement and any other documents or instruments delivered pursuant thereto to the extent related to all of such outstanding rights and obligations of such Non-Consenting Extending Term Loan Lenders under the Term Loan Facility, in respect of the Extended Term Loans and (iii) to the extent permitted to be assigned under applicable law, all claims, suits, causes of action and any other right of the Non-Consenting Extending Term Loan Lenders (in their capacities as Extending Term Loan Lenders) against any Person, whether known or unknown, arising under or in connection with the Term Loan Agreement, any other documents or instruments delivered pursuant thereto or the loan transactions governed thereby or in any way based on or related to any of the foregoing, including, but not limited to, contract claims, tort claims, malpractice claims, statutory claims and all other claims at law or in equity related to the rights and obligations sold and assigned pursuant to clauses (i) and (ii) above (the rights and obligations sold and assigned to the Assignee pursuant to clauses (i), (ii) and (iii) above being referred to herein collectively as the “Assigned Interests”). Each such sale and assignment is without recourse to each Non-Consenting Extending Term Loan Lender and the Administrative Agent and, except as expressly provided herein, without representation or warranty by any Non-Consenting Extending Term Loan Lender or the Administrative Agent. Immediately after giving effect to the foregoing assignments and assumptions, the outstanding principal amounts of the Extended Term Loans so assigned and assumed pursuant to this Section 3 shall be held by the Assignees in the respective amounts so notified to the Assignees by the Arranger pursuant to Section 9 (the “Section 3 Assignee Allocation Amounts”), which amounts may be less, but shall not be more, than the Assignees’ respective Requested Assumption Amounts. The Extended Term Loans assigned by each Non-Consenting Extending Term Loan Lender pursuant to this Section 3 shall be deemed to have been assigned to the Assignees pro rata in accordance with their respective Section 3 Assignee Allocation Amounts. Each Assignee shall pay to the Administrative Agent for the accounts of the respective Non-Consenting Extending Term Loan Lenders, in immediately available funds at the Initial Assignment Time, an amount equal to the outstanding principal amount of the Extended Term Loans assumed by such Assignee pursuant to this Section 3. For the avoidance of doubt the Assigned Interests do not included any Non-Extended Term Loans or any rights or obligations in respect of the Non-Extended Term Loans.

(c) Each Assignee (i) represents and warrants to the Administrative Agent and to each Non-Consenting Extending Term Loan Lender in respect of the circumstances contemplated by and as provided in Section 2.21 of the Term Loan Agreement, that, as of the Initial Assignment Time, (A) it has full power and authority, and has taken all action necessary, to execute and deliver this Amendment No. 3 and to consummate the transactions contemplated hereby and to become an Extending Term Loan Lender under the Term Loan Agreement, (B) it meets all the requirements to be an assignee under the Term Loan Agreement (subject to such consents, if any, as may be required under the Term Loan Agreement), (C) from and after the Initial Assignment Time, it shall be bound by the provisions of the Term Loan Agreement as an Extending Term Loan Lender thereunder and, to the extent of the Assigned Interests purchased and assumed by it, shall have the obligations of an Extending Term Loan Lender thereunder,

(D) it is sophisticated with respect to decisions to acquire assets of the type represented by the Assigned Interests and either it, or the person exercising discretion in making its decision to acquire its respective portion of the Assigned Interests, is experienced in acquiring assets of such type, (E) it has received a copy of the Term Loan Agreement, and has received or has been accorded the opportunity to receive copies of the most recent financial statements delivered pursuant to the Term Loan Agreement, as applicable, and such other documents and information as it deems appropriate to make its own credit analysis and decision to enter into this Amendment No. 3 and to purchase its respective portion of the Assigned Interests, (F) it has, independently and without reliance upon the Administrative Agent or any other Lender and based on such documents and information as it has deemed appropriate, made its own credit analysis and decision to enter into this Amendment No. 3 and to purchase its respective portion of the Assigned Interests, and (G) if it is a Foreign Lender, it has delivered to the Administrative Agent any documentation required to be delivered by it pursuant to the terms of the Tern Loan Agreement, duly completed and executed by the Assignee, (ii) agrees that (A) it will, independently and without reliance on the Administrative Agent or any Lender, and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Loan Documents, and (B) it will perform in accordance with their terms all of the obligations which by the terms of the Loan Documents are required to be performed by it as an Extending Term Loan Lender, and (iii) understands and agrees that the Administrative Agent shall not have any liability (and each Assignee agrees not to assert that the Administrative Agent shall have any such liability) for the inaccuracy of any representation or warranty made in clause (d) below and that any such liability for the inaccuracy of any such representation or warranty shall be solely that of the applicable Non-Consenting Extending Term Loan Lender.

(d) In connection with the assignments under Section 3(b), each Non-Consenting Extending Term Loan Lender is hereby deemed to (i) represent and warrant to the Assignees that, as of the Initial Assignment Time, (A) it is the legal and beneficial owner of its respective portion of the Assigned Interests, (B) its respective portion of the Assigned Interests is free and clear of any lien, encumbrance or other adverse claim and (C) it has full power and authority, and has taken all action necessary, to authorize the Administrative Agent on its behalf as attorney-in-fact to execute and deliver this Amendment No. 3 and to consummate the transactions contemplated hereby, and (ii) assume no responsibility with respect to (A) any statements, warranties or representations made in or in connection with the Term Loan Agreement or any other Loan Document, (B) the execution, legality, validity, enforceability, genuineness, sufficiency or value of the Loan Documents or any collateral thereunder, (C) the financial condition of the Borrower, any of its Subsidiaries or Affiliates or any other Person obligated in respect of any Loan Document or (D) the performance or observance by the Borrower, any of its Subsidiaries or Affiliates or any other Person of any of their respective obligations under any Loan Document.

(e) From and after the Initial Assignment Time, the Administrative Agent shall make all payments in respect of the Assigned Interests (including payments of principal, interest, fees and other amounts) to the Non-Consenting Lenders for amounts which have accrued to but excluding the Initial Assignment Time and to the Assignees for amounts which have accrued from and after the Initial Assignment Time.

Section 4. Amendments. Effective as of the Amendment No. 3 Pricing Change Effective Date, the Term Loan Agreement shall be amended as follows:

4.01. Section 1.01 of the Term Loan Agreement shall be amended by (a) amending the following definitions (to the extent already included in Section 1.01), and (b) inserting the following definitions in the appropriate alphabetical location (to the extent not already included in Section 1.01):

““Adjusted LIBO Rate” shall mean, (a) with respect to any Eurodollar Borrowing of Non-Extended Term Loans, for any Interest Period, an interest rate per annum equal to the product of (i) the LIBO Rate in effect for such Interest Period and (ii) Statutory Reserves; and (b) with respect to any Eurodollar Borrowing of Extended Term Loans, from and after the Amendment No. 3 Pricing Change Effective Date, for any Interest Period, an interest rate per annum equal to the greater of (i) 1.25% and (ii) the product of (A) the LIBO Rate in effect for such Interest Period and (B) Statutory Reserves.”

““Alternate Base Rate” shall mean, for any day, (a) with respect to any Non-Extended Term Loans, a rate per annum equal to the greatest of (i) the Prime Rate in effect on such day and (ii) the Federal Funds Effective Rate in effect on such day plus 1/2 of 1% and (b) with respect to any Extended Term Loans, from and after the Amendment No. 3 Pricing Change Effective Date, a rate per annum equal to the greater of (i) 2.25%, (ii) the Prime Rate in effect on such day and (iii) the Federal Funds Effective Rate in effect on such day plus 1/2 of 1%. Any change in the Alternate Base Rate due to a change in the Prime Rate or the Federal Funds Effective Rate shall be effective on the effective date of such change in the Prime Rate or the Federal Funds Effective Rate, as the case may be.”

““Amendment No. 3” means that certain Amendment No. 3 dated as of March 11, 2011 to this Agreement, between the Borrower, Holdings, the Subsidiary Guarantors, the Lenders party thereto and the Administrative Agent.”

““Amendment No. 3 Pricing Change Effective Date” shall mean the date on which the conditions precedent set forth in Section 7(b) of Amendment No. 3 shall have been satisfied.”

““Applicable Percentage” shall mean, for any day,

(a) with respect to any Eurodollar Non-Extended Term Loan and any ABR Non-Extended Term Loan, the applicable percentage per annum set forth below under the caption “Non-Extended Eurodollar Rate Spread” and “Non-Extended ABR Rate Spread”, as the case may be (based upon the Senior Secured Leverage Ratio as of the relevant date of determination):

Total Senior Secured Leverage Ratio	Non-Extended Eurodollar Rate Spread	Non-Extended ABR Rate Spread

Category 1 Greater than 4.00 to 1.00	4.00%	3.00%

Category 2 Less than or equal to 4.00 to 1.00 but greater than 3.50 to 1.00	3.75%	2.75%

Category 3 Less than or equal to 3.50 to 1.00	3.50%	2.50%

(b) with respect to any Eurodollar Extended Term Loan and any ABR Extended Term Loan, from and after the Amendment No. 3 Pricing Change Effective Date, the applicable percentage per annum set forth below under the caption “Extended Eurodollar Rate Spread” and “Extended ABR Rate Spread”, as the case may be (based upon the Senior Secured Leverage Ratio as of the relevant date of determination):

Total Senior Secured Leverage Ratio	Extended Eurodollar Rate Spread	Extended ABR Rate Spread

Category 1 Greater than or equal to 3.50 to 1.00	3.25%	2.25%

Category 2 Less than 3.50 to 1.00 but greater than or equal to 3.00 to 1.00	3.00%	2.00%

Category 3 Less than 3.00 to 1.00	2.75%	1.75%

Each change in the Applicable Percentage resulting from a change in the Senior Secured Leverage Ratio shall be effective on and after the date of delivery to the Administrative Agent of the Section 5.04 Financials and a Pricing Certificate indicating such change until and including the date immediately preceding the next date of delivery of such financial statements and the related Pricing Certificate indicating another such change. Notwithstanding the foregoing, until the Borrower shall have delivered the Section 5.04 Financials and the related Pricing Certificate covering a period that includes the first fiscal quarter of the Borrower ended after the Closing Date, the Senior Secured Leverage Ratio shall be deemed to be in Category 1 for purposes of determining the Applicable Percentage for the applicable Term Loans. In addition, at the option of the Administrative Agent and the Required Lenders, (x) at any time during which the Borrower has failed to deliver the Section 5.04 Financials or the related Pricing Certificate by the date required thereunder or (y) at any time after the occurrence and during the continuance of an Event of Default, then the Senior Secured Leverage Ratio shall be deemed to be in Category 1 for the purposes of determining the Applicable Percentage for the applicable Term Loans (but only for so long as such failure or Event of Default continues, after which the Category shall be otherwise as determined as set forth above).”

4.02. Section 2.12 of the Term Loan Agreement shall be amended by:

(a) amending clause (a) thereof in its entirety to read as follows:

“(a) Subject to Section 2.12(d), the Borrower shall have the right at any time and from time to time to prepay any Borrowing, in whole or in part, upon at least three Business Days’ prior written or fax notice by the Borrower in the case of Eurodollar Term Loans, or written or fax notice by the Borrower at least one Business Day prior to the date of prepayment in the case of ABR Term Loans, to the Administrative Agent before 12:30 p.m.; provided, however, that each partial prepayment shall be in an aggregate amount of not less than the Minimum Threshold.”

(b) inserting at the end thereof a new clause (d) to read in its entirety as follows:

“(d) In the event that all or any portion of the Extended Term Loans are either repaid through optional prepayments from the incurrence of Indebtedness or repriced (or effectively refinanced) through any amendment of this Agreement, each Extending Term Loan Lender holding Extended Term Loans shall be paid a prepayment premium equal to 1.00% of the amount of such Extended Term Loans repaid or repriced, if such repayment or repricing is effected prior to the six-month anniversary of the Amendment No. 3 Pricing Change Effective Date.”

4.03. Section 2.13 of the Term Loan Agreement shall be amended by:

(a) amending clause (c) thereof in its entirety to read as follows:

“(c) Subject to Section 2.13(i), in the event that the Borrower or any of its Restricted Subsidiaries shall receive Net Cash Proceeds from the issuance or incurrence of Indebtedness (other than any cash proceeds from the issuance or incurrence of Indebtedness permitted pursuant to Section 6.01), the Borrower shall no later than the third Business Day following the receipt of such Net Cash Proceeds, apply an amount equal to 100% of such Net Cash Proceeds to prepay outstanding Term Loans in accordance with Section 2.13(f).”

(b) amending clause (e) thereof in its entirety to read as follows:

“(e) Subject to Section 2.13(i), in the event that the Borrower or any of its Restricted Subsidiaries shall receive Net Cash Proceeds from the issuance of Senior Secured Notes after the Amendment No. 2 Closing Date, the Borrower shall immediately apply an amount equal to 100% of such Net Cash Proceeds to prepay the outstanding Term Loans in accordance with Section 2.13(f).”

(c) inserting at the end thereof a new clause (i) to read in its entirety as follows:

“(i) To the extent that such prepayment premium is not otherwise paid pursuant to Section 2.12(d), in the event that all or any portion of the Extended Term Loans are either repaid through mandatory prepayments from the incurrence of Indebtedness or repriced (or effectively refinanced) through any amendment of this Agreement, each Extending Term Loan Lender holding Extended Term Loans shall be paid a prepayment premium equal to 1.00% of the amount of such Extended Term Loans repaid or repriced, if such repayment or repricing is effected prior to the six-month anniversary of the Amendment No. 3 Pricing Change Effective Date.”

4.04. Section 6.03(b)(xi) of the Term Loan Agreement shall be amended in its entirety to read as follows:

“(xi) Other Restricted Payments in an aggregate amount taken together with all other Restricted Payments made pursuant to this clause (xi), from and after the Amendment No. 3 Pricing Change Effective Date, not to exceed $25,000,000;”

Section 5. Assignment of Consenting Lender Assigned Interests of the Consenting Lender Assignors. On, and effective as of, the Amendment No. 3 Pricing Change Effective Date:

(a) The Loan Parties and the Required Lenders hereby agree that, notwithstanding Section 9.04 of the Term Loan Agreement, (i) the assignment of the Consenting Lender Assigned Interests (as defined below) of the Consenting Lender Assignors shall be consummated pursuant to this Amendment No. 3, (ii) no assignment fee shall be payable in connection therewith, and (iii) the Consenting Lender Assigned Interests may be assigned in any amounts and integral multiples provided herein.

(b) The Consenting Lender Assignors hereby irrevocably sell and assign to the Assignees and the Assignees hereby irrevocably purchase and assume, at par, on and as of the Amendment No. 3 Pricing Change Effective Date, (i) the principal amount of the Consenting Lender Assignors’ outstanding Extended Term Loans that the Consenting Lender Assignors requested to assign pursuant to their respective signature pages hereto (the principal amount of such requested assignments, the “Requested Assignment Amounts”); provided, that (i) if the aggregate of the Requested Assignment Amounts exceeds the Initial Commitment Excess, the aggregate principal amount of the Extended Term Loans so assigned by the Consenting Lender Assignors to the Assignees pursuant to this Section 5 shall be an amount equal to the Initial Commitment Excess, and the principal amount of Extended Term Loans so assigned pursuant to this Section 5 by each Consenting Lender Assignor shall be the amount so notified to such Consenting Lender Assignor by the Arranger pursuant to Section 9, which amount may be less, but shall not be more, than such Consenting Lender Assignor’s Requested Assignment Amount, and (ii) if the Initial Commitment Excess exceeds the aggregate of the Requested Assignment Amounts, the aggregate principal amount of Extended Term Loans so assigned by the Consenting Lender Assignors to the Assignees pursuant to this Section 5 shall be an amount equal to the aggregate of the Requested Assignment Amounts, and the principal amount of Extended Term Loans so assigned to each Assignee pursuant to this Section 5 shall be the amount so notified to such Assignee by the Arranger pursuant to Section 9, which amount may be less, but shall not be more, than such Assignee’s Requested Assumption Amount (such assigned Extended Term Loans, the “Assigned Term Loans”), (ii) the Consenting Lender Assignors’ rights and obligations in their capacities as Extending Term Loan Lenders under the Term Loan Agreement and any other documents or instruments delivered pursuant thereto to the extent related to all of such outstanding rights and obligations of such Consenting Lender Assignors under the Term Loan Facility, in respect of the Assigned Term Loans and (iii) to the extent permitted to be assigned under applicable law, all claims, suits, causes of action and any other right of the Consenting Lender Assignors (in their capacities as Extending Term Loan Lenders and in respect of the Assigned Term Loans) against any Person, whether known or unknown, arising under or in connection with the Term Loan Agreement, any other documents or instruments delivered pursuant thereto or the loan transactions governed thereby or in any way based on or related to any of the foregoing, including, but not limited to, contract claims, tort claims, malpractice claims, statutory claims and all other claims at law or in equity related to the rights and obligations sold and assigned pursuant to clauses (i) and (ii) above (the rights and obligations sold and assigned to the Assignee pursuant to clauses (i), (ii) and (iii) above being referred to herein collectively as the “Consenting Lender Assigned Interests”). Each such sale and assignment is without recourse to each Consenting Lender Assignor and, except as expressly provided herein, without representation or warranty by any Consenting Lender Assignor. Immediately after giving effect to the foregoing assignments and assumptions, the outstanding principal amounts of the Extended Term Loans so assigned and assumed pursuant to this Section 5 shall be held by the Assignees in the respective amounts so notified to the Consenting Lender Assignors and Assignees by the Arranger pursuant to Section 9 (the “Section 5 Assignee Allocation Amounts”), which amounts, when combined with the respective Section 3 Assignee Allocation Amounts, may be less, but shall not be more, than each Assignee’s respective Requested Assumption Amount. The Extended Term Loans assigned by each Consenting Lender Assignor pursuant to this Section 5 shall be deemed to have been assigned to the Assignees pro rata in accordance with their respective Section 5 Assignee Allocation Amounts. Each Assignee shall pay to the Administrative Agent for the accounts of the respective Consenting Lender

Assignors, in immediately available funds on the Amendment No. 3 Pricing Change Effective Date, an amount equal to the outstanding principal amount of the Extended Term Loans assumed by such Assignee pursuant to this Section 5.

(c) Each Assignee (i) represents and warrants to the Consenting Lender Assignors and the Administrative Agent that (A) it has full power and authority, and has taken all action necessary, to execute and deliver this Amendment No. 3 and to consummate the transactions contemplated hereby and to become an Extending Term Loan Lender under the Term Loan Agreement, (B) it meets all the requirements to be an assignee under the Term Loan Agreement (subject to such consents, if any, as may be required under the Term Loan Agreement), (C) from and after the Amendment No. 3 Pricing Change Effective Date, it shall be bound by the provisions of the Term Loan Agreement as an Extending Term Loan Lender thereunder and, to the extent of the Consenting Lender Assigned Interests purchased and assumed by it, shall have the obligations of an Extending Term Loan Lender thereunder, (D) it is sophisticated with respect to decisions to acquire assets of the type represented by the Consenting Lender Assigned Interests and either it, or the person exercising discretion in making its decision to acquire its respective portion of the Consenting Lender Assigned Interests, is experienced in acquiring assets of such type, (E) it has received a copy of the Term Loan Agreement, and has received or has been accorded the opportunity to receive copies of the most recent financial statements delivered pursuant to the Term Loan Agreement, as applicable, and such other documents and information as it deems appropriate to make its own credit analysis and decision to enter into this Amendment No. 3 and to purchase its respective portion of the Consenting Lender Assigned Interests, (F) it has, independently and without reliance upon the Administrative Agent or any other Lender and based on such documents and information as it has deemed appropriate, made its own credit analysis and decision to enter into this Amendment No. 3 and to purchase its respective portion of the Consenting Lender Assigned Interests, and (G) if it is a Foreign Lender, it has delivered to the Administrative Agent any documentation required to be delivered by it pursuant to the terms of the Tern Loan Agreement, duly completed and executed by the Assignee, and (ii) agrees that (A) it will, independently and without reliance on the Administrative Agent or any Lender, and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Loan Documents, and (B) it will perform in accordance with their terms all of the obligations which by the terms of the Loan Documents are required to be performed by it as an Extending Term Loan Lender.

(d) Each Consenting Lender Assignor (i) represents and warrants to the Assignees that (A) it is the legal and beneficial owner of its respective portion of the Consenting Lender Assigned Interests, (B) its respective portion of the Consenting Lender Assigned Interests is free and clear of any lien, encumbrance or other adverse claim and (C) it has full power and authority, and has taken all action necessary, to execute and deliver this Amendment No. 3 and to consummate the transactions contemplated hereby, and (ii) assumes no responsibility with respect to (A) any statements, warranties or representations made in or in connection with the Term Loan Agreement or any other Loan Document, (B) the execution, legality, validity, enforceability, genuineness, sufficiency or value of the Loan Documents or any collateral thereunder, (C) the financial condition of the Borrower, any of its Subsidiaries or Affiliates or any other Person obligated in respect of any Loan Document or (D) the performance or observance by the Borrower, any of its Subsidiaries or Affiliates or any other Person of any of their respective obligations under any Loan Document.

(e) From and after the Amendment No. 3 Pricing Change Effective Date, the Administrative Agent shall make all payments in respect of the Consenting Lender Assigned Interests (including payments of principal, interest, fees and other amounts) to the Consenting Lender Assignors for amounts which have accrued to but excluding the Amendment No. 3 Pricing Change Effective Date and to the Assignees for amounts which have accrued from and after the Amendment No. 3 Pricing Change Effective Date.

Section 6. Confirmation of Security Interest. The Borrower, by its execution of this Amendment No. 3, hereby confirms and ratifies that all of its obligations as a “Grantor”, “Mortgagor” and “Trustor” or otherwise under the Security Documents to which it is a party shall continue in full force and effect for the benefit of the Agents and the Lenders with respect to the Term Loan Agreement as amended hereby. The Borrower, by its execution of this Amendment No. 3, hereby confirms that the security interests granted by it under each of the Security Documents to which it is a party shall continue in full force and effect in favor of the Collateral Agent for the benefit of the Lenders and the Agents with respect to the Term Loan Agreement as amended hereby.

Section 7. Conditions Precedent to Effectiveness.

(a) This Amendment No. 3 (other than the amendments set forth in Section 4 hereof and the assignments set forth in Section 5 hereof) shall become effective on the date upon which this Amendment No. 3 has been duly executed and delivered by the Borrower, Holdings, the Subsidiary Guarantors and the Required Lenders and acknowledged by the Administrative Agent (the “Amendment No. 3 Effective Date”).

(b) The amendments set forth in Section 4 hereof and the assignments set forth in Section 5 hereof shall become effective on the date upon which each of the following conditions is satisfied (the “Amendment No. 3 Pricing Change Effective Date”):

(i) Amendment No. 3. This Amendment No. 3 shall have been duly executed and delivered by the Borrower, Holdings, the Subsidiary Guarantors, the Required Lenders and each of the Extending Term Loan Lenders (including each Assignee in its capacity as an Extending Term Loan Lender pursuant to Section 3 and Section 5 hereof) and acknowledged by the Administrative Agent.

(ii) Financial Officer’s Certificates. The Administrative Agent shall have received a certificate, dated as of the Amendment No. 3 Pricing Change Effective Date and signed by a Financial Officer of the Borrower, certifying compliance with the conditions precedent set forth in Sections 4.01(b), 4.01(c) and 4.02(i) of the Term Loan Agreement.

(iii) No Defaults. No Default or Event of Default shall have occurred and be continuing under the Term Loan Agreement.

(iv) Representations and Warranties. The representations and warranties set forth in Article III of the Term Loan Agreement and in each other Loan Document shall be true and correct in all material respects on and as of the Amendment No. 3 Pricing Change Effective Date with the same effect as though made on and as of such date, except to the extent such representations and warranties expressly relate to an earlier date, in which case they shall be true and correct in all material respects as of such earlier date.

(v) Fees and Expenses. The Administrative Agent shall have received (A) all fees and other amounts due and payable on or prior to the Amendment No. 3 Pricing Change Effective Date, including, to the extent invoiced at least one Business Day prior to the Amendment No. 3 Pricing Change Effective Date, reimbursement or payment of all reasonable out-of-pocket expenses required to be reimbursed or paid by the Borrower hereunder or under any other Loan Document and (B) all Obligations in respect of the Extended Term Loans (other than contingent obligations and other than principal paid by the Assignees) owing to each Non-Consenting Extending Term Loan Lender as of the Amendment No. 3 Effective Date.

Section 8. Miscellaneous. Except as herein provided, the Term Loan Agreement shall remain unchanged and in full force and effect. This Amendment No. 3 may be executed in any number of counterparts, all of which taken together shall constitute one and the same agreement and any of the parties hereto may execute this Amendment No. 3 by signing any such counterpart. This Amendment No. 3 shall be governed by, and construed in accordance with, the law of the State of New York.

Section 9. Notifications by Arranger; Consent by Administrative Agent. At least two Business Days before the Initial Assignment Time the Arranger shall notify (i) each Consenting Lender Assignor of (a) the principal amount of the Extended Term Loans that will be assigned by such Consenting Lender Assignor pursuant to Section 5 of this Amendment No. 3 and (b) the principal amount of Extended Term Loans that such Consenting Lender Assignor will hold immediately following the consummation of the assignments to be made pursuant to Section 5 of this Amendment No. 3, (ii) each Assignee of (a) the principal amount of the Extended Term Loans that will be assigned to and assumed by such Assignee pursuant to Section 3 of this Amendment No. 3, (b) the principal amount of the Extended Term Loans that will be assigned to and assumed by such Assignee pursuant to Section 5 of this Amendment No. 3 and (c) the principal amount of Extended Term Loans that such Assignee will hold immediately following the consummation of the assignments to be made pursuant to Section 5 of this Amendment No. 3, and (iii) each Non-Consenting Extending Term Loan Lender that its Extended Term Loans will be assigned pursuant to Section 2.21(a) of the Term Loan Agreement (as amended by this Amendment No. 3) because it has not consented to this Amendment No 3. The Administrative Agent hereby consents to the assignments and assumptions effected pursuant to Sections 3 and 5 of this Amendment No. 3.

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment No. 3 to be duly executed and delivered as of the day and year first above written.

Acknowledged by
MORGAN STANLEY SENIOR FUNDING, INC, as Administrative Agent

By:	/s/ Stephen B. King
Name:	Stephen B. King
Title:	Vice President

[SIGNATURE PAGE – AMENDMENT NO. 3]

CDW LLC,
as Borrower

By:	/s/ Ann E. Ziegler
Name:	Ann E. Ziegler
Title:	Senior Vice President and Chief Financial Officer

[SIGNATURE PAGE – AMENDMENT NO. 3]

By its signature below, the undersigned hereby consents to the foregoing Amendment No. 3 to the Term Loan Agreement and hereby confirms that all of its obligations under each Security Document (as defined in the Term Loan Agreement) shall continue unchanged and in full force and effect for the benefit of the Agents and the Lenders with respect to the Term Loan Agreement as amended by said Amendment No. 3.

CDW CORPORATION,
as a Guarantor

By:	/s/ Ann E. Ziegler
Name:	Ann E. Ziegler
Title:	Senior Vice President and Chief Financial Officer

CDW DIRECT, LLC, as a Guarantor

By:	/s/ Ann E. Ziegler
Name:	Ann E. Ziegler
Title:	Senior Vice President and Chief Financial Officer

CDW GOVERNMENT LLC, as a Guarantor

By:	/s/ Ann E. Ziegler
Name:	Ann E. Ziegler
Title:	Senior Vice President and Chief Financial Officer

CDW TECHNOLOGIES, INC., as a Guarantor

By:	/s/ Ann E. Ziegler
Name:	Ann E. Ziegler
Title:	Senior Vice President and Chief Financial Officer

CDW LOGISTICS, INC., as a Guarantor

By:	/s/ Ann E. Ziegler
Name:	Ann E. Ziegler
Title:	Senior Vice President and Chief Financial Officer

[SIGNATURE PAGE – AMENDMENT NO. 3]

[ ]
as a Lender

By:
Name:
Title:

NOTE: THE FOLLOWING INFORMATION NEED NOT BE COMPLETED IF THE LENDER DOES NOT WISH TO INCREASE OR DECREASE THE PRINCIPAL AMOUNT OF EXTENDED TERM LOANS HELD BY IT IMMEDIATELY FOLLOWING THE OCCURRENCE OF THE AMENDMENT NO. 3 PRICING CHANGE EFFECTIVE DATE.

If the Lender (including any Assignee that wishes to become a Lender) wishes to increase or decrease the principal amount of Extended Term Loans held by it immediately following the occurrence of the Amendment No. 3 Pricing Change Effective Date, indicate below the principal amount that it wishes to so hold:

$             of its Extended Term Loans

For purposes of Amendment No. 3, if the amount completed above is greater than the principal amount of Extended Term Loans held by the Lender immediately prior to the occurrence of the Amendment No. 3 Pricing Change Effective Date, the Lender will be deemed to have requested to assume Extended Term Loans in the amount of such excess (and the amount of such excess will constitute such Lender’s “Requested Assumption Amount”).

For purposes of Amendment No. 3, if the amount completed above is less than the principal amount of Extended Term Loans held by the Lender immediately prior to the occurrence of the Amendment No. 3 Pricing Change Effective Date, the Lender will be deemed to have requested to assign Extended Term Loans in the amount of such excess (and the amount of such excess will constitute such Lender’s “Requested Assignment Amount”).

[SIGNATURE PAGE – AMENDMENT NO. 3]